UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

(Amendment No.  )

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Splunk Inc.

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The following is a blog post co-authored by Gary Steele, President &CEO of Splunk Inc., and Chuck Robbins, Chair and Chief Executive Officer of Cisco Systems, Inc.

How Splunk and Cisco will Keep Customers at the Center

November 7, 2023

A lot has happened since we announced our agreement to combine Cisco and Splunk. We’ve each been on the road meeting with customers to learn how together we can help them stay ahead of the evolving technology landscape to drive outcomes critical to their organizations.

A common question during our respective conversations has been: How will the combined company better serve customers?

We continue to hear from organizations around the world that the resilience of their digital systems matters more than ever. With the acceleration of AI, expanding threat surfaces, and hybrid, multi-cloud environments, keeping systems securely up and running has become exponentially more complex – demanding that companies access, analyze and act on their data faster than ever before.

We both believe that combining Cisco and Splunk will allow us to harness the power of data and AI to deliver exceptional customer outcomes now and in the future. And, the good thing is, we have a solid foundation to build upon.

Over the last 10 years, Cisco and Splunk have partnered to help thousands of organizations navigate the challenges of the hyperconnected world. Our complementary capabilities have helped protect our customers and find and fix problems by powering comprehensive visibility across highly complex technology stacks. Joining forces will be the next step in our journey to bring transformative innovation to organizations worldwide.

Accelerating innovation across security and observability

Splunk and Cisco have been independently innovating at an accelerated pace to keep up with the dynamic technology landscape. In the last 12 months, Cisco has introduced the Cisco Networking Cloud, Cisco Extended Detection and Response (XDR), Cisco Secure Access (SSE), and Cisco Multicloud Defense, Cisco Full-Stack Observability Platform, G200 and G202 networking chips for AI workloads, and AI Assistants and capabilities across Cisco’s collaboration, security, and observability portfolios.

Splunk, too, continues to accelerate innovation across its AI-powered Security and Observability product portfolio. Take security as an example. At Splunk’s marquee customer and partner event, .conf23, Splunk introduced multiple new features for its award-winning Enterprise Security and SOAR products, and also announced the general availability of Splunk Attack Analyzer, which integrates the capabilities acquired from TwinWave last year into Splunk’s unified security operations experience.

We believe the union of Splunk and Cisco’s technologies will accelerate the leading-edge security solutions needed in the modern SOC. We’re excited by the potential value that our complementary solutions, Splunk’s SIEM and Cisco’s powerful XDR, will provide security teams on the frontlines of an evolving threat landscape. We’re also excited by the tremendous opportunities that exist to drive greater reliability and performance for organizations through the complementary value across Splunk’s observability portfolio, logging and IT infrastructure monitoring solutions and Cisco’s observability platform and AppDynamics APM portfolio.

During this time of transition, customers can continue to rely on both of our organizations to innovate at the rapid pace they’ve come to expect. When we come together, we are excited for the opportunity to accelerate our joint innovation even further to bring organizations incredible breadth and depth in our solutions to drive visibility, security and reliability across their entire tech stack. Joining forces represents a significant investment to double down on the pace of innovation across security and observability to continue driving incredible customer value.

Expanded global reach and the power of partnership

Cisco has tremendous global scale, and together, we’ll draw upon our collective resources and infrastructure to enable more organizations globally to advance resilience through Cisco and Splunk's expansive products and services.

One example is the Cisco partner ecosystem that plays an instrumental role in getting powerful technologies to more customers globally. Both of our organizations continue to see amazing opportunities to forge partnerships and help our future joint customers unlock incremental value.

Cisco has been committed to its global partner ecosystem and partner-led model for more than 27 years. Thousands of partners world-wide help us go to market, streamline complexity, and deliver measurable business value for our customers, by meeting them where they are with the technology they need.

Add to that Splunk’s partner ecosystem, which consists of more than 2,600 organizations all dedicated to helping customers realize the tremendous value of its AI-powered security and observability. This network works hand-in-hand with customers around the world to bring the right expertise and strategic partnership at the right time to help drive resilience.

Next steps in our journey together

Cisco and Splunk are excited to continue to do what we love most: helping our customers achieve their technology outcomes with innovative products and solutions. That said, it’s important to remember that we are only at the beginning of planning for our future together. Until the transaction closes, which we expect to occur by the end of the third quarter of calendar year 2024, Cisco and Splunk remain as separate and independent companies.

Between now and close, Cisco and Splunk expect to continue working seamlessly with our respective customers. For each of our respective organizations, there will be no immediate changes to the services Cisco or Splunk provide or changes to how either company supports its customers.

Finally, we want to emphasize that neither Splunk nor Cisco would be where we are today without the loyalty and trust of our respective customers. You drive us to be the best in the industry, and we are grateful for your ongoing trust and partnership. We believe the future is bright for Cisco and Splunk, and - more importantly, for our customers. Together, we can unlock many more opportunities to help securely connect everything all while building a safer and more resilient digital world.

Citation: * IDC Market Perspective, Cisco Stakes Its Claim in XDR, Doc. #US50210823, July 2023

Splunk Cautionary Statement Regarding Forward-Looking Statements

This blog contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Splunk’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Splunk and Cisco, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Splunk’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on Splunk’s business and general economic conditions; (iii) Splunk’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm Splunk’s business, including current plans and operations; (vii) the ability of Splunk to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting Splunk’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which Splunk operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Splunk’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact Splunk’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Splunk’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 30, 2023 in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the proxy statement is, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Splunk’s financial condition, results of operations, or liquidity. Splunk does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Cisco Cautionary Statement Regarding Forward-Looking Statements

This blog may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing the words “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “strives,” “goal,” “intends,” “may,” “endeavors,” “continues,” “projects,” “seeks,” or “targets,” or the negative of these terms or other comparable terminology, as well as similar expressions) should be considered to be forward-looking statements, although not all forward-looking statements contain these identifying words.  Readers should not place undue reliance on these forward-looking statements, as these statements are the management’s beliefs and assumptions, many of which, by their nature, are inherently uncertain, and outside of the management’s control.  Forward-looking statements may include statements regarding the expected benefits to Cisco, Splunk and their respective customers from completing the transaction, the integration of Splunk’s and Cisco’s complementary capabilities to create an end-to-end platform designed to unlock greater digital resilience for customers, plans for future investment and capital allocation, the expected financial performance of Cisco following the expected completion of the transaction, and the expected completion of the transaction.  Statements regarding future events are based on the parties’ current expectations, estimates and projections and are necessarily subject to associated risks related to, among other things, (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals and other conditions to the completion of the transaction, (ii) the effect of the announcement or pendency of the proposed transaction on Splunk’s business, operating results, and relationships with customers, suppliers, competitors and others, (iii) risks that the proposed transaction may disrupt Splunk’s current plans and business operations, (iv) risks related to the diverting of management’s attention from Splunk’s ongoing business operations, (v) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement, (vi) the outcome of any legal proceedings related to the transaction, (vii) the potential effects on the accounting of the proposed transaction, (viii) legislative, regulatory and economic developments, (ix) general economic conditions, (x) restrictions during the pendency of the proposed transaction that may impact Splunk’s ability to pursue certain business opportunities or strategic transactions, (xi) the retention of key personnel, and (xii) the ability of Cisco to successfully integrate Splunk’s market opportunities, technology, personnel and operations and to achieve expected benefits. Therefore, actual results may differ materially and adversely from the anticipated results or outcomes indicated in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of Cisco’s most recent report on Form 10-K filed on September 7, 2023, the “Risk Factors” section of Splunk’s most recent reports on Form 10-Q and Form 10-K filed with the SEC on August 24, 2023 and March 23, 2023, respectively, and risks described in the definitive proxy statement relating to the transaction filed with the SEC by Splunk on October 30, 2023. The parties undertake no obligation to revise or update any forward-looking statements for any reason, except as required by law.

Additional Information and Where to Find It

In connection with the proposed transaction and required stockholder approval, Splunk filed with the SEC a definitive proxy statement on October 30, 2023. The proxy statement has been mailed to the stockholders of Splunk. This document is not a substitute for the proxy statement or any other document which Splunk may file with the SEC. Splunk’s stockholders are urged to carefully read the proxy statement (including all amendments, supplements and any documents incorporated by reference therein) and other relevant materials filed or to be filed with the SEC and in their entirety because they contain important information about the proposed transaction and the parties to the transaction. Investors may obtain free copies of these documents and other documents filed with the SEC at its website at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Splunk by going to Splunk’s Investor Relations page on its corporate website at https://investors.splunk.com or by contacting Splunk Investor Relations at ir@splunk.com.

Participants in the Solicitation

Splunk and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Splunk’s stockholders with respect to the transaction. Information about Splunk’s directors and executive officers, including their ownership of Splunk securities, is set forth in the definitive proxy statement related to the transaction, which was filed with the SEC on October 30, 2023, proxy statement for Splunk’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on May 9, 2023, Form 8-K filed with the SEC on September 21, 2023, and Splunk’s other filings with the SEC. Investors may obtain more detailed information regarding the direct and indirect interests of Splunk and its respective executive officers and directors in the transaction, which may be different than those of Splunk stockholders generally, by reading the definitive proxy statement regarding the transaction, which was filed with the SEC.

In addition, Cisco and its executive officers and directors may be deemed to have participated in the solicitation of proxies from Splunk’s stockholders in favor of the approval of the transaction. Information concerning Cisco’s directors and executive officers is set forth in Cisco’s proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on October 17, 2023, the 2023 annual report furnished to security holders on October 17, 2023, annual report on Form 10-K filed with the SEC on September 7, 2023, Form 8-K filed with the SEC on September 21, 2023 and Cisco’s other filings with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to Cisco’s Investor Relations website at https://investor.cisco.com.

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